UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 22, 2008

SourceForge, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28369	77-0399299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Castro Street, Suite 450
Mountain View, CA 94041
(Address of principal executive offices, including zip code)

(650) 694-2100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)  On September 24, 2008, Registrant issued a press release announcing the appointment of Suzanne M. Present, age 49, to Registrant’s Board of Directors (“Board”). The Board appointed Ms. Present as a Class I director effective September 22, 2008, with a term expiring at the annual meeting following the close of fiscal year 2009. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Board has not yet appointed Ms. Present to any committees of the Board.

Pursuant to the Registrant’s compensation policies for independent, non-employee members of the Board, member compensation, as detailed in Registrant’s Current Report Form 8-K dated September 5, 2007 (Commission File No. 000-28369) and in Registrant’s Proxy Statement for its 2007 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on November 1, 2007, Ms. Present was granted an option to purchase 70,000 shares of Registrant’s Common Stock, vesting over a period of three years, with one quarter vesting on the date of grant and one thirty-sixth vesting each month thereafter. The vesting of this option will automatically accelerate upon a change of control of Registrant. Ms. Present will also be entitled to receive cash compensation and additional restricted stock grants in accordance with Registrant’s standard non-employee director compensation policies, which provide that, among other things, each non-employee director receives an annual retainer of $20,000, $2,500 for in-person attendance throughout regularly-scheduled Board meetings, $1,250 for telephonic participation throughout regularly-scheduled Board meetings, and $500 for in person attendance or telephonic participation for any special unscheduled Board meetings.

There are no family relationships between Ms. Present and any executive officers, directors, or other employees of Registrant. Ms. Present has no material interests in any transactions or proposed transactions with Registrant.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	99.1 Press Release issued by SourceForge, Inc. on September 24, 2008 entitled “SourceForge Appoints Suzanne Present to Board of Directors”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCEFORGE, INC. a Delaware corporation

By:	/s/ Patricia S. Morris
Patricia S. Morris Senior Vice President and Chief Financial Officer

Date: September 24, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	99.1 Press Release issued by SourceForge, Inc. on September 24, 2008 entitled “SourceForge Appoints Suzanne Present to Board of Directors”